Long-term Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2012
Long-term Debt and Capital Lease Obligations
NOTE 13	Long-term Debt and Capital Lease Obligations

On September 10, 2012, TSYS entered into a Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Regions Capital Markets and U.S. Bank National Association, as joint lead arrangers and joint bookrunners, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Regions Capital Markets and U.S. Bank National Association, as Syndication Agents, and the other lenders named therein (the Credit Agreement).

The Credit Agreement provides for a $350 million five-year unsecured revolving credit facility (which may be increased by up to an additional $350 million under certain circumstances) and includes a $50 million subfacility for the issuance of standby letters of credit and a $50 million subfacility for swingline loans. Up to $262.5 million of the revolving credit facility (including up to $37.5 million of standby letters of credit) can be made available in Euro, Pounds Sterling, Canadian Dollars and other currencies approved by the lenders providing this portion of the revolving credit facility. At the Company’s option, the principal balance of loans outstanding under the revolving credit facility (other than swingline loans) will bear interest at a rate equal to (i) London Interbank Offered Rate (LIBOR) for the applicable currency plus an applicable margin ranging from 0.90% to 1.45% depending on the Company’s corporate credit rating, or (ii) a base rate equal to the highest of (a) JPMorgan’s prime rate, (b) the Federal Funds rate plus 0.50% and (c) one-month LIBOR for U.S. Dollars plus 1.00%, plus in each case, an applicable margin ranging from 0% to 0.45% depending on the Company’s corporate credit rating. Swingline loans bear interest at the same rate and margins as loans bearing interest at the base rate described above. In addition, the Company is to pay each lender a fee in respect of the amount of such lender’s commitment under the revolving credit facility (regardless of usage), ranging from 0.10% to 0.30% depending on the Company’s corporate credit rating. The revolving credit facility is scheduled to terminate on September 10, 2017 and the Company is required to repay the entire principal balance of loans outstanding under this facility in full on that same date.

The Credit Agreement also provides for a $150 million five-year unsecured term loan to the Company which was borrowed in full at closing. The Company is required to make quarterly principal payments on the term loan commencing on December 31, 2012 equal to (i) 1.25% of the original principal amount of the term loan for the first 12 such quarterly payments and (ii) 2.50% of the original principal amount of the term loan for the remaining quarterly principal payments. The Company is required to repay the entire remaining principal balance of the term loan in full on September 10, 2017. At the Company’s option, the outstanding principal balance of the term loan will bear interest at a rate equal to (i) LIBOR for U.S. Dollars plus an applicable margin ranging from 1.00% to 1.75% depending on the Company’s corporate credit rating, or (ii) the base rate described above plus an applicable margin ranging from 0% to 0.75% depending on the Company’s corporate credit rating, which is currently a “BBB+” investment grade rating from Standard and Poors.

The Company may prepay loans made under the revolving credit facility and the term loan in whole or in part at any time without premium or penalty, subject to reimbursement of the lenders’ customary breakage and redeployment costs in the case of prepayment of LIBOR borrowings. The Credit Agreement includes covenants requiring the Company to maintain certain minimum financial ratios and also contains certain customary representations and warranties, affirmative and negative covenants and provisions relating to events of default and remedies.

The proceeds of the term loan were used to retire indebtedness outstanding under the Company’s previous credit facility. The Company may use extensions of credit under the revolving credit facility for working capital and other lawful corporate purposes, including to finance the repurchase by the Company of the Company’s capital stock.

On September 10, 2012 and in connection with entering into the credit facilities described above, the Company terminated its existing credit agreement dated as of December 21, 2007 with Bank of America N.A., as Administrative Agent, The Royal Bank of Scotland plc, as Syndication Agent, and the other lenders named therein. That credit agreement provided for a $252 million five-year unsecured revolving credit facility and a $168 million five-year term loan, both of which were scheduled to mature on December 21, 2012. No material early termination penalties were incurred as a result of the termination.

The Credit Agreement for the aforementioned loan provided for a $168 million unsecured five year term loan to the Company and a $252 million five year unsecured revolving credit facility. The principal balance of loans outstanding under the credit facility had an interest at a rate of LIBOR plus an applicable margin of 0.60%. The applicable margin could vary within a range from 0.27% to 0.725% depending on changes in the Company’s corporate credit rating. Interest was paid on the last date of each interest period; however, if the period exceeded three months, interest was paid every three months after the beginning of such interest period. In addition, the Company is paid each lender a fee in respect of the amount of such lender’s commitment under the revolving credit facility (regardless of usage), ranging from 0.08% to 0.15% (currently 0.10%) depending on the Company’s corporate credit rating.

The Company was not required to make any scheduled principal payments other than payment of the entire outstanding balance on December 21, 2012. The Company was able to prepay the revolving credit facility and the term loan in whole or in part at any time without premium or penalty, subject to reimbursement of the lenders’ customary breakage and redeployment costs in the case of prepayment of LIBOR borrowings. The Credit Agreement included covenants requiring the Company to maintain certain minimum financial ratios. The Company did not use the revolving credit facility in 2012, 2011 or 2010.

Due to increases in transaction volumes, TSYS acquired additional mainframe software licenses to increase capacity. The Company entered into an $8.6 million and an $11.9 million financing agreement in June and December of 2012, respectively, to purchase these additional software licenses.

In December 2010, the Company obtained a $39.8 million note payable from a third-party vendor related to financing the purchase of distributed systems software.

On October 30, 2008, the Company’s International Services segment obtained a credit agreement from a third-party to borrow up to approximately ¥2.0 billion, or $21 million, in a Yen-denominated three-year loan to finance activities in Japan. The rate is LIBOR plus 80 basis points. The Company initially made a draw of ¥1.5 billion, or approximately $15.1 million. In January 2009, the Company made an additional draw down of ¥250 million, or approximately $2.8 million. In April 2009, the Company made an additional draw down of ¥250 million, or approximately $2.5 million. On December 30, 2011, the Company modified its loan to extend the maturity date to November 5, 2014.

In addition, TSYS maintains an unsecured credit agreement with Columbus Bank and Trust. The credit agreement has a maximum available principal balance of $5.0 million, with interest at prime. TSYS did not use the credit facility during 2012, 2011 or 2010.

Long-term debt at December 31 consists of:

(in thousands)	2012	2011
LIBOR + 1.125%, unsecured term loan, due September 10, 2017, with quarterly principal and interest payments	$146,250	—
LIBOR + 0.80%, unsecured term loan, due November 5, 2014, with principal paid at maturity	23,236	25,652
1.50% note payable, due December 31, 2013, with monthly interest and principal payments	13,452	26,703
1.50% note payable, due January 31, 2016, with monthly interest and principal payments	11,825	—
1.50% note payable, due July 31, 2015, with monthly interest and principal payments	7,457	—
LIBOR + 0.60%, unsecured term loan, due December 21, 2012, with principal to be paid at maturity	—	168,000

Total debt	202,220	220,355
Less current portion	27,361	181,251

Noncurrent portion of long-term debt	$174,859	39,104

Required annual principal payments on long-term debt for the five years subsequent to December 31, 2012 are summarized as follows:

(in thousands)
2013	$27,361
2014	14,332
2015	40,191
2016	15,336
2017	105,000

Capital lease obligations at December 31 consist of:

(in thousands)	2012	2011
Capital lease obligations	$30,418	38,852
Less current portion	13,263	14,363

Noncurrent portion of capital leases	$17,155	24,489

The future minimum lease payments under capital leases at December 31, 2012 are summarized as follows:

(in thousands)
2013	$13,781
2014	13,355
2015	2,593
2016	1,210
2017	335

Total minimum lease payments	31,274
Less amount representing interest	856

$30,418